Exhibit 99.1

Rithm Property Trust Inc. Announces Fourth Quarter and Full Year 2025 Results

NEW YORK, NY— (BUSINESS WIRE) —Rithm Property Trust Inc. (NYSE: RPT, “Rithm Property Trust” or the “Company”) today announced the following information for the fourth quarter ended and full year ended December 31, 2025.

Fourth Quarter 2025 Financial Highlights:
•GAAP comprehensive income of $2.5 million, or $0.33 per diluted common share(1)(2)
•Earnings available for distribution of $(0.5) million or $(0.06) per diluted common share(1)(3)
•Paid a common dividend of $2.7 million or $0.36 per common share
•Book value per common share of $31.80(1)

Full Year 2025 Financial Highlights:

•GAAP comprehensive income of $4.6 million, or $0.61 per diluted common share(1)(2)
•Earnings available for distribution of $(0.3) million or $(0.04) per diluted common share(1)(3)
•Paid a common dividend of $10.9 million or $1.44 per common share

	Q4 2025	Q3 2025	FY 2025	FY 2024
Summary of Operating Results:
Comprehensive Income (Loss) per Diluted Common Share(1)(2)	$0.33	$(0.05)	$0.61	$(13.01)
Comprehensive Income (Loss)(2) (in millions)	$2.5	$(0.4)	$4.6	$(87.1)

Non-GAAP Results:
Earnings Available for Distribution per Diluted Common Share(1)(3)	$(0.06)	$(0.09)	$(0.04)	$(2.90)
Earnings Available for Distribution(3) (in millions)	$(0.5)	$(0.7)	$(0.3)	$(19.4)

Common Dividend Paid:
Common Dividend per Share(4)	$0.36	$0.36	$1.44	$1.68
Common Dividend (in millions)	$2.7	$2.7	$10.9	$12.7
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(1)Per diluted common share calculations for both GAAP comprehensive income/(loss) and earnings available for distribution are based on weighted-average diluted shares of 7,571,555 and 7,570,421 for the quarters ended December 31, 2025 and September 30, 2025, respectively. Per diluted common share calculations for both GAAP comprehensive income/(loss) and earnings available for distribution are based on weighted-average diluted shares of 7,570,205 and 6,699,247 for the years ended December 31, 2025 and 2024, respectively. Book value per share is based on 7,571,699 common shares outstanding as of December 31, 2025. The prior period share and per share amounts were adjusted to reflect the impact of the one-for-six reverse stock split of the Company’s common stock which took effect on December 30, 2025.
(2)Comprehensive income/(loss) is a GAAP financial measure that adjusts GAAP net income/(loss) by any unrealized gain (loss) on investment securities measured at fair value through other comprehensive income/(loss) and the related income tax effect, if any.
(3)Earnings available for distribution is a non-GAAP financial measure. For a reconciliation of earnings available for distribution to GAAP comprehensive income/(loss), as well as an explanation of this measure, please refer to the section entitled “Non-GAAP Financial Measures and Reconciliation to GAAP Comprehensive Income/(Loss).”
(4)The prior period share and per share amounts were adjusted to reflect the impact of the one-for-six reverse stock split of the Company’s common stock which took effect on December 30, 2025.

Financial results for the quarter and year ended December 31, 2025, are included in the tables at the end of this press release.
Additional Information
For additional information that management believes is useful for investors, please refer to the latest presentation posted on the News & Events - Presentations section of the Company’s website, www.rithmpropertytrust.com. Information on, or accessible through, our website is not a part of, and is not incorporated into, this press release.

Earnings Conference Call
Rithm Property Trust will host a conference call at 8:00 AM Eastern Time on Friday, February 13, 2026, to review its financial results for the fourth quarter and full year ended December 31, 2025. A webcast of the conference call will be available to the public on a listen-only basis at the Company’s website, www.rithmpropertytrust.com. Participants are encouraged to pre-register for the webcast at https://events.q4inc.com/attendee/845909831. Please allow extra time prior to the call to visit the website and download any necessary software required to listen to the webcast. A copy of the earnings release will also be posted to the News & Events – Press Releases section of the Company’s website.
A replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on Friday, February 20, 2026 in the Events & Presentations section of the Company’s website.

RITHM PROPERTY TRUST INC. AND SUBSIDIARIES
Consolidated Statements of Operations
($ in thousands except share and per share amounts)

	Three months ended		Year ended
	December 31, 2025 (Unaudited)	September 30, 2025 (Unaudited)	December 31, 2025 (Unaudited)	December 31, 2024
Net Interest Income
Interest income	$12,540	$13,424	$52,800	$52,874
Interest expense	(9,142)	(9,436)	(37,387)	(43,572)
Net interest income	3,398	3,988	15,413	9,302

Expenses
Related party loan servicing fee	475	485	1,964	4,175
Related party management fee	1,603	1,603	6,253	23,276
Professional fees	975	887	3,612	3,413
General and administrative	1,254	990	4,160	9,026
Total expense	4,307	3,965	15,989	39,890

Other Income (Loss)
Net change in the allowance for credit losses	7,003	—	7,003	(5,087)
Unrealized gain on residential mortgage loans held-for-sale, net	2,210	194	5,892	(54,537)
Fair value adjustment on mark-to-market liabilities	—	—	—	3,078
Other loss	(4,916)	(466)	(10,785)	(5,771)
Total other income (loss)	4,297	(272)	2,110	(62,317)

Income (Loss) before Income Taxes	3,388	(249)	1,534	(92,905)
Income tax expense	146	24	60	145
Net Income (Loss)	3,242	(273)	1,474	(93,050)
Net income (loss) attributable to the noncontrolling interests	(2)	—	2	(1,215)
Net Income (Loss) Attributable to Rithm Property Trust Inc.	3,244	(273)	1,472	(91,835)
Dividends on Preferred Stock	1,290	1,286	4,212	340
Net Income (Loss) Attributable to Common Stockholders	1,954	(1,559)	(2,740)	(92,175)
Unrealized gain on available-for-sale securities	386	1,037	6,487	1,981
Amortization of unrealized gain on held-to-maturity securities	141	141	857	3,055
Comprehensive Income (Loss)	$2,481	$(381)	$4,604	$(87,139)

Net Income (Loss) per Share of Common Stock(1)
Basic	$0.26	$(0.21)	$(0.36)	$(13.76)
Diluted	$0.26	$(0.21)	$(0.36)	$(13.76)
Comprehensive Income (Loss) per Share of Common Stock(1)
Basic	$0.33	$(0.05)	$0.61	$(13.01)
Diluted	$0.33	$(0.05)	$0.61	$(13.01)
Weighted Average Number of Shares of Common Stock Outstanding(1)
Basic	7,571,555	7,570,421	7,570,205	6,699,247
Diluted	7,571,555	7,570,421	7,570,205	6,699,247
(1)The prior period share and per share amounts were adjusted to reflect the impact of the one-for-six reverse stock split of the Company’s common stock which took effect on December 30, 2025.

RITHM PROPERTY TRUST INC. AND SUBSIDIARIES
Consolidated Balance Sheets
($ in thousands except per share amounts)

	December 31, 2025 (Unaudited)	December 31, 2024
Assets
Cash and cash equivalents	$79,321	$64,252
Restricted cash	811	—
Residential mortgage loans held-for-investment, net	362,829	396,052
Residential mortgage loans held-for-sale, net	29,419	27,788
Commercial mortgage-backed securities, at fair value	273,783	246,614
Residential mortgage-backed securities	189,947	197,916
Other investments	79,168	30,454
Other assets	26,249	14,263
Total Assets	$1,041,527	$977,339
Liabilities and Equity
Liabilities
Secured bonds payable, net	$226,243	$258,353
Repurchase financing agreements	407,072	356,565
Unsecured notes, net	108,507	107,647
Accrued expenses and other liabilities	8,608	8,006
Total Liabilities	750,430	730,571
Commitments and Contingencies
Stockholders’ Equity
Preferred Stock	50,785	—
Common Stock $0.01 par value, 125,000,000 shares authorized, 7,848,703 and 7,847,520 shares issued and 7,571,699 and 7,570,125 shares outstanding, respectively(1)	76	471
Additional paid-in capital	425,703	425,039
Treasury stock	(11,596)	(11,594)
Accumulated deficit	(171,768)	(158,003)
Accumulated other comprehensive loss	(1,647)	(8,991)
Stockholders' Equity in Rithm Property Trust Inc.	291,553	246,922
Noncontrolling interests	(456)	(154)
Total Stockholders’ Equity	291,097	246,768
Total Liabilities and Equity	$1,041,527	$977,339
(1)The prior period share and per share amounts were adjusted to reflect the impact of the one-for-six reverse stock split of the Company’s common stock which took effect on December 30, 2025.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATION TO GAAP COMPREHENSIVE INCOME/(LOSS)

“Earnings available for distribution” is a non-GAAP financial measure of the Company’s operating performance, which is used by management to evaluate the Company’s performance excluding: (i) net realized and unrealized gains and losses on certain assets and liabilities; and (ii) other net income and losses not related to the performance of the investment portfolio.

The Company has three primary variables that impact its performance: (i) net interest margin on assets held within the investment portfolio; (ii) realized and unrealized gains or losses on assets held within the investment portfolio, including any impairment or reserve for expected credit losses; and (iii) the Company’s operating expenses and taxes.

The Company’s definition of earnings available for distribution excludes certain realized and unrealized losses, which although they represent a part of the Company’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance. Within other net income and losses, management primarily excludes equity-based compensation expenses.

With regard to non-capitalized transaction-related expenses, management does not view these costs as part of the Company’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses generally relate to legal and valuation service costs, as well as other professional service fees, incurred when the Company acquires certain investments.

Management believes that the adjustments to compute “earnings available for distribution” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of the Company’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate the Company’s current core performance using the same financial measure that management uses to operate the business. Management also utilizes earnings available for distribution as a financial measure in its decision-making process relating to improvements to the underlying fundamental operations of the Company’s investments, as well as the allocation of resources between those investments, and management also relies on earnings available for distribution as an indicator of the results of such decisions. Earnings available for distribution excludes certain recurring items, such as gains and losses (including impairment) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s core operations for the reasons described herein. As such earnings available for distribution is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP comprehensive income/(loss) which is inclusive of all of the Company’s activities.

The Company views earnings available for distribution as a consistent financial measure of its portfolio’s ability to generate income for distribution to common stockholders. Earnings available for distribution does not represent and should not be considered as a substitute for, or superior to, comprehensive income/(loss) or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this financial measure may not be comparable to similarly entitled financial measures reported by other companies. Furthermore, to maintain qualification as a REIT, U.S. federal income tax law generally requires that the Company distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because the Company views earnings available for distribution as a consistent financial measure of its ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that the Company’s board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of the Company’s taxable income, a guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs.

Reconciliation of GAAP Comprehensive Income/(Loss) to Earnings Available for Distribution
($ in thousands except per share amounts)

The table below provides a reconciliation of earnings available for distribution to the most directly comparable GAAP financial measure:

	Three months ended		Year Ended December 31,
	December 31, 2025	September 30, 2025	2025	2024
Comprehensive income/(loss) — GAAP	$2,481	$(381)	$4,604	$(87,139)
Adjustments:
Net income (loss) attributable to noncontrolling interest	(2)	—	2	(1,215)
Realized and unrealized gains	(4,290)	(272)	(6,144)	50,036
Other adjustments(1)	1,354	(47)	1,243	18,877
Earnings Available for Distribution — Non-GAAP	$(457)	$(700)	$(295)	$(19,441)

Weighted average shares - basic(2)	7,571,555	7,570,421	7,570,205	6,699,247
Weighted average shares - diluted(2)	7,571,555	7,570,421	7,570,205	6,699,247

Basic Earnings Available for Distribution per common share(2)	$(0.06)	$(0.09)	$(0.04)	$(2.90)
Diluted Earnings Available for Distribution per common share(2)	$(0.06)	$(0.09)	$(0.04)	$(2.90)
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(1)Other adjustments include amortization, transaction-related expenses, and income taxes.
(2)The prior period share and per share amounts were adjusted to reflect the impact of the one-for-six reverse stock split of the Company’s common stock which took effect on December 30, 2025.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains certain information which constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “seek,” “believes,” “intends,” “expects,” “projects,” “anticipates,” “plans” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not historical facts. These forward-looking statements represent management’s current expectations regarding future events and are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings, including the Company’s recent proxy statements, filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
ABOUT RITHM PROPERTY TRUST

Rithm Property Trust is a real estate investment vehicle externally managed by an affiliate of Rithm Capital Corp. (“Rithm Capital”) (NYSE: RITM). The Company operates a flexible commercial real estate focused investment strategy. Rithm Property Trust is a Maryland corporation that is organized and conducts its operations to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.

Investor Relations
646-868-5483
ir@rithmpropertytrust.com